UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

EveryWare Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 N. Pierce Avenue

Lancaster, Ohio 43130

(Address of Principal executive offices, including Zip Code)

(740) 687-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On May 21, 2013 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Business Combination”) among ROI Acquisition Corp. (“ROI”) and EveryWare Global, Inc. (“Former EveryWare”) pursuant to the Business Combination Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 31, 2013, by and among ROI, ROI Merger Sub Corp. (“Merger Sub Corp.”), ROI Merger Sub LLC (“Merger Sub LLC”), and Former EveryWare, providing for the merger of Merger Sub Corp. with and into Former EveryWare, with Former EveryWare surviving the merger as a wholly-owned subsidiary of the Company, immediately followed by the merger of Former EveryWare with and into Merger Sub LLC, with Merger Sub LLC surviving the merger as a wholly-owned subsidiary of the Company.

In connection with the closing of the Business Combination, the registrant changed its name from ROI Acquisition Corp. to EveryWare Global, Inc., and Merger Sub LLC, which survived the merger with Former EveryWare, changed its name to EveryWare, LLC. Unless the context otherwise requires, “we,” “us,” “our,” “EveryWare” and the “Company” refer to the combined company and its subsidiaries, “ROI” refers to the registrant prior to the closing and “Former EveryWare” or “EveryWare before the Business Combination” refers to the former EveryWare Global, Inc. before it became a wholly owned subsidiary of the Company upon the closing.

On May 28, 2013, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Business Combination and related matters under Items 1.01, 1.02, 2.01, 2.02, 2.03, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Business Combination under Items 3.01, 3.02, 3.03, 5.02, 5.03, 5.07 and 8.01 of Form 8-K.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2013, the Company notified NASDAQ that it intends to voluntarily delist its outstanding warrants, which currently trade on NASDAQ under the symbol “EVRYW,” in order to have the warrants quoted on the OTC market. The Company expects the warrants to cease trading on NASDAQ and be quoted on the OTC market beginning on or about June 3, 2013 under the symbol “EVRYW.”

On May 21, 2013, in connection with the closing of the Business Combination, all of the units of the Company separated into their component parts of one share of common stock and one warrant to purchase one share of common stock of the Company, and the units ceased trading on NASDAQ.

Item 3.02. Unregistered Sales of Equity Securities.

On May 21, 2013, the Company issued 15,690,000 shares of common stock to the Former EveryWare stockholders as part of the consideration for the Business Combination pursuant to the Merger Agreement. The issuance of common stock of the Company pursuant to the Merger Agreement was made in reliance upon an exemption from registration under the Securities Act, by reason of Section 4(a)(2) thereof.

Item 3.03. Material Modification to Rights of Security Holders.

On May 21, 2013, the Company filed a Third Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The material terms of the Restated Certificate and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section entitled “Proposal No. 2—Approval of the Third Amended and Restated Certificate of Incorporation” beginning on page 126, which is incorporated by reference herein.

A copy of the Restated Certificate was filed as Exhibit 3.1 to the Original Form 8-K and is incorporated herein by reference.

The information set forth below under “Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated in this Item 3.03 by reference.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement— Amendment to Warrant Agreement” in the Original Form 8-K is incorporated in this Item 3.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth under “Item 2.01. Completion of Acquisition or Disposition of Assets—Directors and Executive Officers” and “Item 2.01. Completion of Acquisition or Disposition of Assets—Executive Compensation” in the Original Form 8-K is incorporated in this Item 5.02 by reference.

In connection with the departure of Andrew Church, the Company’s former Executive Vice President and Chief Financial Officer, on December 11, 2012, the Company and Mr. Church have entered into a Confidential Separation Agreement and General Release dated May 23, 2013 (the “Separation Agreement”). Under the terms of the Separation Agreement, Mr. Church is entitled to certain payments for severance and health benefits totaling $221,982. The Company and Mr. Church executed a mutual release of claims. In addition, Mr. Church agreed to a non-competition obligation expiring six months from the date of Mr. Church’s termination with the Company.

A copy of the Separation Agreement was filed as Exhibit 10.40 to the Original Form 8-K and is incorporated herein by reference, and the foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference thereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under “Item 3.03. Material Modification to Rights of Security Holders” is incorporated in this Item 5.03 by reference.

On May 21, 2013, the Company’s bylaws were amended and restated (the “Amended and Restated Bylaws”) pursuant to the terms of the Merger Agreement. The Amended and Restated Bylaws make certain changes to the prior bylaws. These changes, among other things:

•

Provide that special meetings of the stockholders may only be called in the manner provided in the Company’s certificate of incorporation (the previous provision specified the manner in which special meetings of stockholders may be called).

•	Make certain changes to the advance notice bylaws, including:

•

to clarify that the advance notice bylaws are the exclusive means for a stockholders to propose business (other than business included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended);

•

to require that a stockholder making a proposal or nomination include additional information about the stockholder and the class and number of derivative securities related to the Company’s shares which are directly or indirectly beneficially owned by the stockholder in an advance notice of a nomination or proposal to the Company, and to update such information under certain circumstances;

•	to require that a stockholder making a proposal or nomination make certain representations to the Company regarding the intent to solicit proxies;

•

to require that a stockholder making a nomination include additional information about the stockholder and the stockholder’s nominee in an advance notice of a nomination to the Company, and to require the nominee to provide certain information and representations to the Company;

•	to make certain modifications to the deadline for notice of nominations in the event of certain increases in the size of the board; and

•	to make certain other clarifying amendments.

•	Eliminate the previous provision about written consent by stockholders (the previous provision provided that written consents could be used prior to the Company’s initial public offering).

•	Provide that a majority of the total number of directors then in office shall constitute a quorum (the previous provision provided that a majority of the board shall constitute a quorum).

•	Provide that a majority of the total number of directors then in office may designate committees (the previous provision provided that a majority of the board may designate committees).

•	Clarify that Article V governing committees of the board shall not limit the rights of any person granted by the Company (including pursuant to the Governance Agreement).

•

Provide that the Chairman is not an officer position, and that the other officer positions shall be determined and elected by the board of directors (the previous provision specified a mandatory list of officers and gave the Chief Executive Officer or President authority to elect other officers).

•	Make certain amendments to the provisions governing transfers and registration of shares.

•	Remove the indemnification provisions (the provisions governing indemnification of directors and officers are set forth in the Third Amended and Restated Certificate of Incorporation).

•	Make certain amendments to the means of giving notice of meetings to directors.

•	Expand the list of officers who may execute contracts and negotiable instruments on behalf of the Company.

•	Provide that the Board make determinations with regard to inspection of the Company’s books and records by stockholders, subject to the rights conferred by the laws of the State of Delaware; and

•	Provide that the bylaws may only be modified in accordance with the Company’s certificate of incorporation.

A copy of the Amended and Restated Bylaws was filed as Exhibit 3.2 to the Original Form 8-K and is incorporated herein by reference, and the foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference thereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2013, ROI held a special meeting in lieu of the 2013 annual meeting of the stockholders (the “special meeting of stockholders”) of ROI to (i) consider and vote upon a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, (ii) consider and vote on a proposal to approve the Third Amended and Restated Certificate of Incorporation, (iii) consider and vote upon a proposal to elect three nominees to the board of directors, (iv) consider and vote upon a proposal to approve and adopt the EveryWare Global, Inc. 2013 Omnibus Incentive Plan, and (v) consider and vote upon a proposal to adjourn the special meeting of stockholders, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

On May 21, 2013, ROI also held a special meeting of public warrantholders of ROI to (i) consider and vote upon an amendment to the warrant agreement that governs all of the ROI warrants (the “Warrant Amendment”), and (ii) consider and vote upon a proposal to adjourn the special meeting of public warrantholders, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting of public warrantholders, there are not sufficient votes to approve the Warrant Amendment (the “Warrantholders Adjournment Proposal”).

There were 9,385,000 shares of ROI’s common stock issued and outstanding on the record date for the special meeting of stockholders. At the special meeting of stockholders there were 7,016,445 shares voted by proxy or in person. The results for each matter voted on were as follows:

a.	ROI’s stockholders approved and adopted the Merger Agreement and the transactions contemplated thereby, based on the following votes.

Votes For	Votes Against	Abstain	Broker Non-Votes
6,916,559	99,886	0	0

b.	ROI’s stockholders approved the Third Amended and Restated Certificate of Incorporation, based on the following votes.

Votes For	Votes Against	Abstain	Broker Non-Votes
6,416,559	500,000	99,886	0

c.	ROI’s stockholders elected three nominees to the board of directors, based on the following votes.

Nominee	Votes For	Withheld Authority	Broker Non-Votes
Daniel Collin	6,416,559	599,886	0
Stephen Presser	6,416,559	599,886	0
Thomas J. Baldwin	6,416,559	599,886	0

d.	ROI’s stockholders approved and adopted the EveryWare Global, Inc. 2013 Omnibus Incentive Plan, based on the following votes.

Votes For	Votes Against	Abstain	Broker Non-Votes
6,416,445	0	600,000	0

e.	The Company’s stockholders approved the Adjournment Proposal, based on the following votes.

Votes For	Votes Against	Abstain	Broker Non-Votes
6,916,559	99,886	0	0

There were 7,500,000 public warrants of ROI outstanding and eligible to vote at the special meeting of warrantholders. At the special meeting of warrantholders the holders of 6,269,284 public warrants voted by proxy or in person. The results for each matter voted on were as follows:

a.	ROI’s stockholders approved the Warrant Amendment, based on the following votes.

Votes For	Votes Against	Abstain	Broker Non-Votes
6,047,284	222,000	0	0

b.	ROI’s stockholders approved Warrantholders Adjournment Proposal, based on the following votes.

Votes For	Votes Against	Abstain	Broker Non-Votes
6,269,284	0	0	0

Item 8.01. Other Events.

On May 21, 2013, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release was furnished as Exhibit 99.1 to the Original Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Business Combination Agreement and Plan of Merger, dated as of January 31, 2013, by and among ROI Acquisition Corp., ROI Merger Sub Corp., ROI Merger Sub LLC and EveryWare Global, Inc. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on January 31, 2013).

2.2	Amendment No. 1 to the Business Combination Agreement and Plan of Merger, dated as of May 8, 2013, by and among ROI Acquisition Corp., ROI Merger Sub Corp., ROI Merger Sub LLC and EveryWare Global, Inc. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on May 9, 2013).

3.1*	Third Amended and Restated Certificate of Incorporation of EveryWare Global, Inc.

3.2*	Amended and Restated Bylaws of EveryWare Global, Inc

4.1*	Specimen Common Stock Certificate.

4.2	Warrant Agreement, dated as of February 22, 2012, between Continental Stock Transfer & Trust Company and EveryWare Global, Inc. (formerly, ROI Acquisition Corp.) (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on March 6, 2012).

4.3*	Specimen Warrant Certificate.

4.4*	Amendment No. 1, dated as of May 21, 2013, to the Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant.

10.1*	Term Loan Agreement, dated as of May 21, 2013, among Anchor Hocking, LLC, Oneida Ltd., Universal Tabletop, Inc., Deutsche Bank Securities Inc., Jefferies Finance LLC Deutsche Bank AG, New York Branch and various lenders from time to time party thereto.

10.2*	Guarantee and Collateral Agreement, dated as of May 21, 2013, among Anchor Hocking, LLC, Oneida Ltd., each other grantor from time to time party thereto and Deutsche Bank AG New York Branch, as administrative agent.

10.3*	Second Amended and Restated Loan and Security Agreement, dated as of May 21, 2013, by and among Oneida Ltd., Anchor Hocking, LLC, Universal Tabletop, Inc., Wells Fargo Bank, National Association and the other parties thereto.

10.4*	ABL Intercreditor Agreement, dated as of May 21, 2013, among Wells Fargo Bank, National Association and Deutsche Bank AG New York Branch.

10.5*	Amended and Restated Registration Rights Agreement, dated as of May 21, 2013, by and among the Company and the investors party thereto.

10.6*	Lockup Agreement, dated as of May 21, 2013, by and among EveryWare Global, Inc., Monomoy Capital Partners, L.P., MCP Supplemental Fund, L.P., Monomoy Executive Co-Investment Fund, L.P., Monomoy Capital Partners II, L.P. and MCP Supplemental Fund II, L.P.

10.7*	Governance Agreement, dated as of May 21, 2013, by and between EveryWare Global, Inc. and each of Clinton Magnolia Master Fund, Ltd., Monomoy Capital Partners, L.P., MCP Supplemental Fund, L.P., Monomoy Executive Co-Investment Fund, Monomoy Capital Partners II, L.P. and MCP Supplemental Fund II, L.P.

Exhibit No.	Description

10.8*	Amended & Restated Advisory Agreement, dated as of March 23, 2012, by and among Oneida Ltd., EveryWare Inc., Universal Tabletop, Inc., Anchor Hocking, LLC and Monomoy Capital Management, LLC.

10.9*	Letter Agreement, dated as of May 21, 2013, by and among EveryWare Global, Inc., Monomoy Capital Partners, L.P., MCP Supplemental Fund, L.P., Monomoy Executive Co-Investment Fund, L.P., Monomoy Capital Partners II, L.P. and MCP Supplemental Fund II, L.P.

10.10*	EveryWare Global, Inc. 2012 Stock Option Plan.

10.11*	Form of Nonqualified Stock Option Agreement under EveryWare Global, Inc. 2012 Stock Option Plan.

10.12*	EveryWare, Inc., Sale of the Company Bonus Plan.

10.13*	Form of EveryWare, Inc. Sale of the Company Bonus Plan Award Notice.

10.14*	EveryWare, Inc. Executive Term Sheet, dated as of March 29, 2012, between EveryWare, Inc. and John Sheppard.

10.15*	Employment Agreement, dated as of December 13, 2012, between EveryWare Global, Inc. and Bernard Peters.

10.16*	Employment Agreement, dated as of December 31, 2012, between EveryWare Global, Inc. and Umberto Filice.

10.17*	Employment Agreement, dated as of December 31, 2012, between EveryWare Global, Inc. and Kerri Cárdenas Love.

10.18*	Employment Agreement, dated as of February 1, 2013, between EveryWare Global, inc. and Michael Nelson.

10.19*	Employment Agreement, dated as of December 31, 2012, between EveryWare Global, Inc. and Daniel Taylor.

10.20*	Employment Agreement, dated as of December 31, 2012, between EveryWare Global, Inc. and Jacqueline Gagnon-Volles.

10.21*	Employment Agreement, dated as of August 13, 2012, between EveryWare Global, Inc. and Colin Walker.

10.22*	Letter Agreement, dated as of June 13, 2011, between Oneida Ltd. and Steven Lefkowitz.

10.23*	Employment Agreement, dated as of August 21, 2012, between EveryWare Global, Inc. and Andrew Church.

10.24*	Restricted Stock Agreement, dated as of November 5, 2012, between EveryWare Global, Inc. and John Sheppard.

10.25*	Restricted Stock Agreement, dated as of November 5, 2012, between EveryWare Global, Inc. and Andrew Church.

10.26*	Restricted Stock Agreement, dated as of November 5, 2012, between EveryWare Global, Inc. and William Krueger.

10.27*	Restricted Stock Agreement, dated as of November 5, 2012, between EveryWare Global, Inc. and Colin Walker.

10.28*	Anchor Hocking 2012 Management Incentive Plan.

10.29*	Oneida 2012 Management Incentive Plan.

10.30*	EveryWare Global, Inc. 2013 Omnibus Incentive Plan.

Exhibit No.	Description

10.31*	Master License Agreement, dated as of August 31, 2009, by and between Oneida, Ltd. and Robinson Home Products Inc.

10.32*	Supplier Agreement, dated as of April 18, 2013, between Anchor Hocking LLC, Wal-Mart Stores, Inc., Wal-Mart Stores East, LP, Wal-Mart Stores East, Inc., Wal-Mart Stores Texas, LP, Sam’s West, Inc., Sam’s East, Inc. and affiliates.

10.33*	Form of Indemnification Agreement for Messrs. DePerio, McCray and Baldwin.

10.34*	Form of Indemnification Agreement for Messrs. Kasoff, Krueger, Sheppard and Wainshal.

10.35*	Form of Indemnification Agreement for Messrs. Collin and Presser.

10.36	Common Stock Purchase Agreement, dated May 20, 2013, between ROI Acquisition Corp. and Clinton Magnolia Master Fund, Ltd. (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on May 21, 2013).

10.37	Common Stock Purchase Agreement, dated May 20, 2013, between ROI Acquisition Corp. and Clinton Spotlight Master Fund, L.P. (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed on May 21, 2013).

10.38	Lockup Agreement, dated May 20, 2013, among ROI Acquisition Corp., Clinton Spotlight Master Fund, L.P. and Clinton Magnolia Master Fund, Ltd. (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed on May 21, 2013).

10.39*	Amendment No. 1 to the EveryWare Global, Inc. 2012 Stock Option Plan.

10.40*	Confidential Separation Agreement and General Release, dated as of May 23, 2013, between EveryWare Global, Inc. and Andrew Church.

16.1*	Letter from Crowe Horwath LLP, dated May 22, 2013.

16.2*	Letter from Rothstein Kass, dated May 21, 2013.

21.1*	Subsidiaries of the registrant.

99.1*	Unaudited condensed consolidated financial statements of EveryWare Global, Inc. as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

99.2*	Unaudited pro forma condensed combined financial information of EveryWare Global, Inc. as of March 31, 2013, for the three months ended March 31, 2013 and for the year ended December 31, 2012.

99.3*	Press Release, dated May 21, 2013.

*	Previously filed with the registrant’s Current Report on Form 8-K filed on May 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERYWARE GLOBAL, INC.

By:	/s/ Bernard Peters
Name:	Bernard Peters
Title:	Executive Vice President and Chief Financial Officer

Date: May 28, 2013